Gain and Losses on Derecognition of Financial Assets at Amortized Cost	12 Months Ended
Dec. 31, 2020
Gain and Losses on derecognition of Financial Assets at Amortized Cost [Abstract]
Gain and Losses on derecognition of Financial Assets at Amortized Cost [text block]

Gains and Losses on derecognition of financial assets measured at amortized cost

For the twelve months ended December 31, 2020, the Group sold financial assets measured at amortized cost of € 10 billion (December 31, 2019: € 390 million and December 31, 2018: € 92 million) primarily from a Hold to Collect (HTC) portfolio in Postbank as well as sales made from a HTC portfolio in Treasury. A decision was made to divest the Postbank bond portfolio as part of the integration of Postbank into the Group. The Treasury sales were made as part of a strategy realignment for managing the interest rate risk in the Banking Book as a result of these sales, the HTC business model is no longer valid for future acquisitions of assets in this portfolio.

The table below presents the gains and (losses) arising from derecognition of these securities.

in €	2020	2019	2018
Gains	334	0	2
Losses	(10)	(0)	(0)
Net gains (losses) from derecognition of securities measured at amortized cost	324	0	2